Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg Master Investments Ltd., whose signature appears below, constitutes and appoints each of James A. Cacioppo, Timothy O’Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: December 12, 2005	CASTLERIGG MASTER INVESTMENTS LTD.
By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell
Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Sandell Asset Management Corp., whose signature appears below, constitutes and appoints each of James A. Cacioppo, Timothy O’Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: December 12, 2005	SANDELL ASSET MANAGEMENT CORP.

By: /s/ Thomas E. Sandell
Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Limited, whose signature appears below, constitutes and appoints each of James A. Cacioppo, Timothy O’Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: December 12, 2005	CASTLERIGG INTERNATIONAL LIMITED
By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell
Thomas E. Sandell Title: Chief Executive Officer

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Holdings Limited, whose signature appears below, constitutes and appoints each of James A. Cacioppo, Timothy O’Brien, Michael R. Fischer and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.

Dated: December 12, 2005	CASTLERIGG INTERNATIONAL HOLDINGS LIMITED
By: Sandell Asset Management Corp.
As Investment Manager

By: /s/ Thomas E. Sandell
Thomas E. Sandell Title: Chief Executive Officer

SCHEDULE A

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names, position and principal occupation of each director and executive officer of each of Trian Management, CIL, CIHL, CMI and SAMC. Except as otherwise indicated, each such person is a citizen of the United States of America. The business address of each director and executive officer of Trian Management is 280 Park Avenue, 41st Floor, New York, NY 10017 and of each of CIL, CIHL, CMI and SAMC is c/o Sandell Asset Management Corp., 40 West 57th Street, New York, New York 10019. To the best of the Trian Filing Persons’ knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of Trian Management owns any shares of the Issuer. To the best of the Sandell Filing Persons’ knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of each of CIL, CIHL, CMI and SAMC owns any shares of the Issuer.

TRIAN FUND MANAGEMENT, L.P.

Name and Citizenship	Position	Principal Occupation
Nelson Peltz	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer of Trian Fund Management, L.P.; Chairman and Chief Executive Officer of Triarc Companies, Inc.
Peter W. May	President and Portfolio Manager	President and Portfolio Manager of Trian Fund Management, L.P.; President and Chief Operating Officer of Triarc Companies, Inc.
Edward P. Garden	Portfolio Manager	Portfolio Manager of Trian Fund Management, L.P.; Vice Chairman of Triarc Companies, Inc.
Greg Essner	Chief Financial Officer	Chief Financial Officer of Trian Fund Management, L.P.; Senior Vice President and Treasurer of Triarc Companies, Inc.
Stuart I. Rosen	General Counsel	General Counsel of Trian Fund Management, L.P.; Senior Vice President and Associate General Counsel, and Secretary of Triarc Companies, Inc.

CASTLERIGG MASTER INVESTMENTS LTD.

Name and Citizenship	Position	Principal Occupation
Thomas E. Sandell, Sweden	Director	Portfolio Manager of Sandell Asset Management Corp.
Daniel Mignon, Belgium	Director	Portfolio Manager
InterCaribbean Services Ltd.	Director	N/A

CASTLERIGG INTERNATIONAL LIMITED.

Name and Citizenship	Position	Principal Occupation
Thomas E. Sandell, Sweden	Director	Portfolio Manager of Sandell Asset Management Corp.
Daniel Mignon, Belgium	Director	Portfolio Manager
InterCaribbean Services Ltd.	Director	N/A

CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

Name and Citizenship	Position	Principal Occupation
Thomas E. Sandell, Sweden	Director	Portfolio Manager of Sandell Asset Management Corp.
Daniel Mignon, Belgium	Director	Portfolio Manager
InterCaribbean Services Ltd.	Director	N/A

SANDELL ASSET MANAGEMENT CORP.

Name and Citizenship	Position	Principal Occupation
Thomas E. Sandell, Sweden	Director, CEO, Co-Portfolio Manager	Portfolio Manager of Sandell Asset Management Corp.
Daniel Mignon, Belgium	Director	Portfolio Manager
James Cacioppo	President	Portfolio Manager of Sandell Asset Management Corp.
Timothy O’Brien	CFO	CFO Sandell Asset Management Corp.
Michael R. Fischer, Germany	General Counsel	General Counsel Sandell Asset Management Corp.

End of Filing